Ivy Funds

Supplement dated September 18, 2017 to the

Ivy Funds Prospectus

dated January 31, 2017

as supplemented February 22, 2017, March 2, 2017, April 7, 2017, May 18, 2017, July 28, 2017

and August 18, 2017

Effective immediately, the following replaces the “Example” section for Ivy Pictet Emerging Markets Local Currency Debt Fund on pages 16-17:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Year	10 Years
Class A Shares	$695	$1,074	$1,478	$2,601
Class C Shares	186	682	1,204	2,637
Class E Shares	375	745	1,137	2,229
Class I Shares	82	399	739	1,700
Class N Shares	82	367	674	1,545
Class R Shares	153	592	1,057	2,345
Class Y Shares	122	489	880	1,977

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Year	10 Years
Class A Shares	$695	$1,074	$1,478	$2,601
Class C Shares	186	682	1,204	2,637
Class E Shares	375	745	1,137	2,229
Class I Shares	82	399	739	1,700
Class N Shares	82	367	674	1,545
Class R Shares	153	592	1,057	2,345
Class Y Shares	122	489	880	1,977

Supplement	Prospectus	1